KPM FUNDS, INC.
                                 ANNUAL REPORT

                              KPM EQUITY PORTFOLIO
                           KPM FIXED INCOME PORTFOLIO

                                 June 30, 1998

Investment Adviser
KPM Investment Management, Inc.

Distributor
Kirkpatrick, Pettis, Smith, Polian Inc.

Administrator, Transfer Agent and
Dividend Paying Agent
Lancaster Administrative Service, Inc.

Custodian
Union Bank and Trust Co.



This report has been prepared for the general information of KPM Funds shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus contains more complete information about the Fund's objectives, policies, expenses and risks. Please read the prospectus carefully before investing or sending money.

KPM FUNDS, INC.
10250 Regency Circle, Suite 500
Omaha, NE  68114-3723

                                KPM FUNDS, INC.


                             PERFORMANCE STATISTICS

                       One Year             Avg. Annual Return
                        Ended                Since Inception
                       06/30/98                 (07/05/94)
                       --------            ---------------------
Equity Portfolio          8.9%                     21.3%

Fixed Income Portfolio    9.4%                      7.7%


Total returns represent the overall performance of an investment for a specific period of time, assuming reinvestment of dividends and capital gains.


Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dear Shareholder:

Your funds had mixed results for the twelve months ended June 30, 1998. The KPM Fixed Income Portfolio had a total return of 9.4% for the year which was competitive with the fixed income index benchmarks, adjusted for fees and expenses. However, the KPM Equity Portfolio had a total return of 8.9% for the year which lagged modestly behind the Value Line Composite Index, and more significantly behind the Standard & Poor's 500 Index.

There were two primary reasons for the modest equity returns. First, KPM's value style was out-of-favor during the past year. Most of the stock market performance during this period was contributed by approximately fifty of the largest capitalization stocks while the remainder of market had much more modest returns. This phenomenon can be seen in the huge divergence between the 30.1% return of the Standard & Poor's 500 averages which is weighted toward the largest capitalization stocks and the 13.5% price appreciation of the Value Line composite which equally weights approximately 1700 stocks. These fifty largest stocks also had very high valuations (e.g. high price/earnings ratios) which made them too expensive for KPM's value criteria. As a result, your fund was underweighted in these recent market favorites. Second, your manager, in his search for value in an expensive market, invested in a higher than normal number of "turnarounds". These are companies that have, in KPM's opinion, good long-term business economics but are temporarily under performing and management needs to turn them around. KPM has been very successful with turnarounds in the past, but these stocks usually don't follow market trends and in some cases are taking longer to turnaround than KPM expected. While KPM's value approach may lag the market for temporary periods, it has provided very competitive returns over the long-term. You can also rest assured that your manager is investing the portfolio in a conservative and prudent fashion by trying to minimize the downside risk in the portfolio.

This last statement is very important in the current equity market, in my opinion. While KPM does not try to forecast stock market trends, its managers do believe that there is a higher than normal risk in stocks today. This is because of the historically high stock valuations relative to earnings and growth rates, and the deterioration of the world economy. While the economic downturn started in Asia, it has since spread to other countries. Even the U.S. and Europe are starting to show significant slowing in the growth in their respective economies and in corporate profits.

This is a good time to review your asset allocation strategy. Most investors have become more heavily weighted in equities because of the huge returns during the past several years. As a result, you may want to reallocate some of your equity investments toward fixed income investments to get your allocation back in line with your long-term target. I would also caution you against chasing those investments that have performed the best in the last year or two (like S&P Index funds). Investment styles fall into and out of fashion with some regularity and yesterday's performance is usually not a very good indicator of future performance.

Sincerely,


Randall D. Greer, CFA
Chairman

                              KPM EQUITY PORTFOLIO

PORTFOLIO COMMENTARY
        Bruce H. Van Kooten, CFA
        Portfolio Manager


For the year ended June 30, 1998, the returns of the major market indices continued to mask the bear market that has been apparent in second-tier stocks. The Standard & Poor's 500 returned an incredible 30.1% for the last 12 months, versus a paltry by comparison 8.9% for your Fund. Your manager has experienced relative underperformance before, but never of this magnitude. While it remains true that a value style will typically underperform in the latter stages of a roaring momentum-driven market, many shareholders undoubtedly have questions as to what caused this underperformance and what we are going to do about it.

We believe the causes of our recent underperformance basically related to our value discipline and stem from three factors: 1) a lack of names that have outperformed, 2) a large number of companies that are actually down, and 3) a larger than normal holding of cash. A very good general explanation has already been covered in the Chairman's letter on the previous page, so in this report I will give you more specific examples.

First of all, while the S&P was up over 30% over 12 months, the portfolio had only one stock that significantly outperformed (Berkshire Hathaway) and five more that outperformed modestly (Pentair, Trinity, Freddie Mac, MBIA, and Sallie
Mae). Second, there are a number of stocks in the portfolio actually down over the last year including Union Pacific, M.A. Hanna, Toys'R' Us, Franklin Covey and Fibermark. Third, our larger than normal holding of cash is simply the end result of our discipline. If we cannot find enough cheap stocks to replace the expensive stocks we have sold, then cash can build temporarily.

These days, there seem to be many problems with valuation in the large cap pond where we normally cast our fishing line. In order to find value, we in effect have had to fish in the midcap pond. Unfortunately, we have pulled up a few old boots in our endeavors to hook a good catch. Our current task is to determine if the boot is just that, or if there is a nice big fish hiding inside.

We fully believe in our philosophy and its long-term benefits of good returns without being exposed to large amounts of risk. We have been out of step with the market at numerous times in the past and will continue to be out of step at times in the future. This is one of those occasions.

PORTFOLIO PROFILE AS OF JUNE 30, 1998

                                KPM EQUITY
                             WEIGHTED AVERAGE          S&P 500
                             -----------------     -----------------
Price/Earnings*                   13.7x                 23.8x
Price/Book Value                   3.7x                  4.3x
Dividend Yield                     1.5%                  1.3%
Return  on  Equity  (5-year       18.4%                 16.8%
average)
Market Capitalization            $22.0 billion         $66.2 billion
  *based on 1998 estimates
                                   2

                                   1 Year Ended        Avg. Annual
                                     06/30/98             Return
                                                     Since Inception*
                                 -----------------   -----------------
    KPM Equity Portfolio              8.88%               21.31%
  *  Inception date is 7/5/94


                         RETURN ON A $10,000 INVESTMENT

S&P 500 Composite      $27,682
KPM Equity Portfolio   $21,611
                                [GRAPH OMITTED]

This chart assumes an initial investment of $10,000 made on 7/5/94. Total Return is based on the net change in N.A.V. assuming reinvestment of distributions. Returns shown above include the reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in the KPM Equity Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite is an index of 500 selected common stocks. The index consists primarily of stocks with large market capitalizations and represents approximately two-thirds of the total market value of all U.S. common stocks. The returns for this index do not reflect any fees or expenses.

                           KPM FIXED INCOME PORTFOLIO

PORTFOLIO COMMENTARY
        Patrick M. Miner, CFA
        Portfolio Manager

The bond market was erratic and seemingly without direction for the first few months of 1998, but during May and June a strong rally pushed yields lower - with decreases of 15-25 basis points (0.15% - 0.25%) in intermediate and long-term rates. In addition to a helpful inflation outlook, the bond market was aided by a "flight to quality" as investors flocked to the U.S. government bond market in reaction to the continued economic turbulence in Asia. The KPM Fixed Income Portfolio posted a 3.6% return for the first half of the year compared with a 3.9% gain for the Lehman Aggregate Index. Over the past 12 months the Portfolio has posted a very solid 9.4% return.

The macro-economic environment remains "friendly" for the bond market. Economic growth - very strong for much of late 1997 and early 1998 - moderated sufficiently during the second quarter to allow the Federal Reserve Board to remain in "neutral". Price inflation remains very benign and the near-term horizon does not suggest any significant concerns. The Federal Reserve appears to be closely watching labor costs as a harbinger of future inflation pressure. But even in the face of low unemployment, we have not seen much of an increase in employment costs as the weak Asian markets have depressed import prices and export demand, leaving U.S. producers with little pricing power. Profits may get squeezed in lieu of labor cost escalation. This scenario provides a continuing environment for lower interest rates and a continuation of the bond market rally.

We continue to favor high-quality mortgage-backed and asset-backed securities, taking advantage of their higher yields and maintaining sector weightings close to target levels (40% and 10% respectively). We have increased the Portfolio's Treasury allocation from 10% to 15% offset by a reduction in the corporate bonds. After 5+ years of spread tightening, the corporate market finally has seen some widening of spreads in sympathy with the Asian problems. In anticipation and in reaction to this, we have temporarily reduced the corporate allocation. Looking forward, we see an opportunity to reallocate to corporate issues at spreads 25-75 basis points (0.25 - 0.75%) wider than they were six months ago.


PORTFOLIO PROFILE AS OF JUNE 30, 1998

                             WEIGHTED AVERAGE
                             -----------------
Average Quality of Securities        Aa2
Average Life of Securities       7.84 years
Effective Duration               4.73 years
SEC Yield                        5.30%

                                   1 Year Ended        Avg. Annual
                                     06/30/97             Return
                                                     Since Inception*
                                 -----------------   -----------------
    KPM Fixed Income Portfolio        9.39%               7.65%
  *  Inception date is 7/5/94

                         RETURN ON A $10,000 INVESTMENT

Lehman Aggregate Bond Index   $14,130
KPM Fixed Income Portfolio    $13,417

                                [GRAPH OMITTED]

This chart assumes an initial investment of $10,000 made on 7/5/94. Total Return is based on the net change in N.A.V. assuming reinvestment of distributions. Returns shown above include the reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in the KPM Fixed Income Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The Lehman Aggregate Bond Index includes all public obligation of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.
                                        5

                       INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
KPM Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of KPM Funds, Inc. (comprised respectively of the KPM Equity and KPM Fixed Income Portfolios) as of June 30, 1998, and the related statement of operations for the year then ended, and statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 1996 and the period from July 5, 1994 (commencement of operations) to June 30, 1995 were audited by other auditors whose report dated July 12, 1996, expressed an unqualified opinion on such statements and such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios constituting KPM Funds, Inc. as of June 30, 1998, and the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Omaha, Nebraska
July 24, 1998

                                 KPM FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 1998

                              KPM EQUITY PORTFOLIO
                                                               PERCENT
                                                               OF NET    MARKET
      SHARES                 COMMON STOCK 84.72%               ASSETS     VALUE
      ------                 -------------------               ------     -----

              APPAREL/SHOES                                     5.21%
              -------------
      60,000  Nike, Inc.                                              $2,921,250

              BASIC MATERIALS                                   5.82%
              ---------------
      75,000  Hanna (M.A.) Co.                                         1,373,438
      25,000  Potash Corp.                                             1,889,063
                                                                       ---------
                                                                       3,262,501

              BUSINESS/CONSUMER SERVICES                        5.02%
              --------------------------
      39,700  Banta Corp.                                              1,208,369
      47,000  Toro Co.                                                 1,609,750
                                                                       ---------
                                                                       2,818,119

              CAPITAL GOODS                                     7.64%
              -------------
      40,000  Pentair, Inc.                                            1,700,000
      64,500  Fibermark, Inc.*                                         1,032,000
      37,500  Trinity Industries                                       1,556,250
                                                                       ---------
                                                                       4,288,250

              CONSUMER PRODUCTS                                 9.83%
              -----------------
      75,500  Franklin Covey Co.*                                      1,453,375
      36,500  Kimberly Clark Corp.                                     1,674,438
      85,000  Tupperware Corp.                                         2,390,625
                                                                       ---------
                                                                       5,518,438

              ENERGY                                            4.97%
              ------
      25,000  Atlantic Richfield Co.                                   1,953,125
      47,850  Prima Energy Corp.*                                        837,375
                                                                         -------
                                                                       2,790,500

                                    KPM FUNDS, INC.
                          SCHEDULE OF INVESTMENTS (CONTINUED)
                                     JUNE 30, 1998
                                                               PERCENT
                                                                 OF NET   MARKET
      SHARES                                                     ASSETS    VALUE
  -----------                                                  ---------  ------
              FINANCIAL SERVICES                                 17.07%
              ------------------
      35,500  Gallagher (Arthur J.) & Co.                             $1,588,625
      11,100  Chicago Title Corp.*                                       512,679
      53,500  Freddie Mac                                              2,517,844
      65,500  SLM Holding Corp.                                        3,209,500
       7,500  Alleghany Corp.*                                         1,749,375
                                                                       ---------
                                                                       9,578,023

              FOOD/BEVERAGE/TOBACCO                               6.23%
              ---------------------
      25,000  McDonald's Corp.                                         1,725,000
      45,000  Phillip Morris Co.,  Inc.                                1,771,875
                                                                       ---------
                                                                       3,496,875

              INSURANCE                                          17.28%
              ---------
      24,000  Allstate Corp.                                           2,197,500
          50  Bershire Hathaway, Inc.*                                 3,915,250
      44,200  Commerce Group, Inc.                                     1,712,750
      25,000  MBIA, Inc.                                               1,871,875
                                                                       ---------
                                                                       9,697,375

              RETAILING                                           2.23%
              ---------
      53,000  Toys "R" Us, Inc.*                                       1,248,813

              TECHNOLOGY                                          1.06%
              ----------
      90,200  Sitel Corp.*                                               597,575

              TRANSPORTATION                                      2.36%
              --------------
      30,000  Union Pacific Corp.                                      1,323,750
                                                                       ---------

                TOTAL COMMON STOCK                                   $47,541,469

                                    KPM FUNDS, INC.
                          SCHEDULE OF INVESTMENTS (CONTINUED)
                                     JUNE 30, 1998

   PRINCIPAL                                                           MARKET
      AMOUNT                                                            VALUE
      ------                                                            -----
              REPURCHASE AGREEMENTS - 13.37%
              ------------------------------
  $2,500,000  ABN Ambro Repurchase Agreement 5.60% Due 7/1/98         $2,500,000
   2,500,000  GX Clarke Repurchase Agreement 5.60% Due 7/1/98          2,500,000
   2,500,000  Spear, Leeds, Kellog Repurchase
                Agreement 5.60% Due 7/1/98                             2,500,000
                                                                       ---------
                                                                       7,500,000

        Total Investment in Securities (Cost $44,701,201)   98.09%   $55,041,469
        Cash Equivalents                                     3.43%    31,925,256
        Other Assets, Less Liabilities                     (1.52)%     (851,721)
                                                           ------      ---------
        NET ASSETS                                         100.00%   $56,115,004
                                                           ======     ==========

                                 KPM FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 1998

                           KPM FIXED INCOME PORTFOLIO


PRINCIPAL                                                             MARKET
  AMOUNT                                                               VALUE
  ------                                                               -----
              COLLATERALIZED MORTGAGE OBLIGATIONS - 45.34%
              --------------------------------------------
  $127,586    Federal Home Loan Mtg. Corp. 8%  Due 10/15/20            $130,607
    46,141    Federal Home Loan Mtg. Corp. 6%  Due 6/15/23               45,640
   200,000    Federal Home Loan Mtg. Corp. 7.5%  Due 9/15/06            205,890
   372,000    Federal Home Loan Mtg. Corp. 7%  Due 6/15/21              384,671
   250,000    Federal Home Loan Mtg. Corp. 8%  Due 6/15/21              256,992
    53,645    Federal Natl. Mtg. Assn. 6.95%  Due 1/25/20                53,885
   350,000    Federal Natl. Mtg. Assn. 6%  Due 8/25/23                  342,426
   195,000    Federal Natl. Mtg. Assn. 6.35%  Due 3/25/19               196,341
   195,000    Federal Natl. Mtg. Assn. 8.5%  Due 1/25/20                197,726
    93,260    Federal Natl. Mtg. Assn. 8.5%  Due 9/25/21                 96,794
   100,000    Federal Natl. Mtg. Assn. 6.71%  Due 12/25/11              101,063
   100,000    Federal Natl. Mtg. Assn. 6.25%  Due 6/25/19               100,445
    50,000    Federal Natl. Mtg. Assn. 5.5%  Due 9/25/07                 49,180
   335,404    Federal Natl. Mtg. Assn. 6%  Due 12/25/09                 330,662
   300,000    Federal Natl. Mtg. Assn. 7%  Due 10/25/09                 308,484
    97,000    Federal Natl. Mtg. Assn. 6%  Due 7/25/06                   96,886
   165,000    Federal Natl. Mtg. Assn. 6.5%  Due 1/25/06                165,710
    79,661    Federal Natl. Mtg. Assn. 9.67%  Due 1/25/17                81,317
   300,000    GE Capital Mtg. Services Corp. 6% Due 3/25/09             298,852
    34,610    Green Tree Financial Corp. ABS 7.7% Due 1/15/20            34,703
   100,000    Green Tree Financial Corp. ABS 7.3% Due 7/15/25           100,469
   300,000    Green Tree Financial Corp. CMO 7.95% Due 8/15/25          329,953
   180,319    Merrill Lynch Mtg. Investors 7.15% Due 4/25/28            185,714
   195,000    Newcourt 6.193% Due 5/20/05                               196,478
   250,000    Oakwood Mtg. Investors, Inc. 7.5% Due 1/15/21             257,891
   140,000    Residential Accredit Loans, Inc. 7.46% Due 6/25/26        140,656
   500,000    Residential Accredit Loans, Inc. 7.5% Due 6/25/12         515,975

                                  KPM FUNDS, INC.
                        SCHEDULE OF INVESTMENTS (CONTINUED)
                            KPM FIXED INCOME PORTFOLIO

PRINCIPAL                                                             MARKET
  AMOUNT                                                               VALUE
---------                                                             -------
              COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
              ----------------------------------------------

  $100,000    Saxon Mtg. Securities Corp. 7.5% Due 7/25/24             $101,016
    19,182    Zions ABS 5.15% Due 9/25/03                                18,880
                                                                         ------
                Total Collateralized Mortgage Obligations             5,325,306

              GOVERNMENT AGENCY BONDS - 1.73%
   200,000    Federal Natl. Mtg. Assn. 7%  Due 9/25/19                  203,734

              ASSET BACKED SECURITIES - 2.33%
   120,000    Westinghouse 6.875%  Due 9/1/03                           120,173
   147,000    Vander Mtg. 7.19% Due 2/7/14                              153,799
                                                                        -------
                Total Asset Backed Securities                           273,972

              U.S. GOVERNMENT SECURITIES - 14.29%
   200,000    U.S. Treasury Bond 7.125% Due 2/15/23                     236,313
   250,000    U.S. Treasury Bond 6.625% Due 2/15/27                     282,070
   400,000    U.S. Treasury Note 5.5% Due 3/31/03                       399,688
   200,000    U.S. Treasury Note 7.5% Due 11/15/16                      239,906
   500,000    U.S. Treasury Bond 6% Due 2/15/26                         519,688
                                                                        -------
                Total U.S. Government Securities                      1,677,665

              CORPORATE BONDS - 29.68%
   250,000    Commonwealth Edison 9.05% Due 10/15/99                    258,956
    50,000    Chevron 7.45% Due 8/15/04                                  52,332
   300,000    Dayton Hudson 9.625% Due 2/1/08                           370,878
   200,000    Eastman Chemical Corp. 7.25% Due 1/15/24                  211,331
   245,000    Enron Corp. 6.75% Due 7/01/05                             249,985
   330,159    Federal  Express 6.68% Due 1/1/08                         336,733
   200,000    United Telecom 9.5% Due 4/01/03                           228,500
   250,000    James River Corp. 7.92% Due 12/27/04                      269,688

                                  KPM FUNDS, INC.
                        SCHEDULE OF INVESTMENTS (CONTINUED)
                            KPM FIXED INCOME PORTFOLIO

PRINCIPAL                                                              MARKET
  AMOUNT                                                                VALUE
--------                                                              ---------
              CORPORATE BONDS (CONTINUED)
              ---------------------------
  $150,000    Kansas City Power & Light 6.5% Due 11/01/01              $152,438
   100,000    May Department Stores 9.45% Due 2/2/99                    102,019
   300,000    May Department Stores 9.875% Due 12/1/02                  343,124
   125,000    Occidential Petroleum Co. 6.02% 11/24/99                  125,156
   400,000    Supervalue 6.31% Due 11/09/00                             401,000
   100,000    Union Pacific Corp. 6.25% Due 3/15/99                     100,055
    50,000    United States Leasing International 8.75% Due 12/01/01     54,205
    10,000    Washington Natural Gas 6.07% Due 1/16/04                    9,903
   200,000    Walmart 7.49% Due 6/21/07                                 218,842
                                                                        -------
                Total Corporate Bonds                                 3,485,145
                                                                      ---------

        Total Investment in Securities (Cost $10,566,761)    93.37% $10,965,822
        Cash Equivalents                                      5.56%     652,895
        Other Assets, Less Liabilities                        1.07%     125,319
                                                              -----     -------
        NET ASSETS                                          100.00% $11,744,036
                                                            ======   ==========

                                 KPM FUNDS, INC
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 1998

                                                      KPM            KPM
                                                     EQUITY     FIXED INCOME
ASSETS:                                            PORTFOLIO      PORTFOLIO
                                                  ------------- --------------
 Investments in securities, at market value
  (cost $44,701,201 and $10,566,761 respectively)  $55,041,469    $10,965,822
 Cash equivalents                                    1,925,256        652,895
 Accrued interest and dividends receivable             115,913        139,051
 Receivable for fund shares sold                        30,875            -
 Organizational costs, net of accumulated amortization   8,320          1,069
                                                        ------        -------
     Total assets                                   57,121,833     11,758,837
                                                    -----------    ----------

LIABILITIES:
   Accrued expenses, including investment
     management and distribution expense payable to
     adviser, administrator and distributor             74,391         14,801
   Payable for securities purchased                    873,179            -
   Payable for fund shares redeemed                     59,259            -
                                                       -------       --------
       Total liabilities                             1,006,829         14,801
NET ASSETS APPLICABLE TO OUTSTANDING                 ---------      ---------
  CAPITAL STOCK                                    $56,115,004    $11,744,036
                                                    ==========     ==========
NET ASSETS ARE REPRESENTED BY:
   Capital stock (1 billion authorized,
    $.00001 par value)                                     $32            $11
   Additional paid-in capital                       44,394,065     11,330,247
   Accumulated undistributed net investment loss          (249)        (2,504)
   Accumulated net realized gain on investments      1,380,888         17,221
   Unrealized appreciation                          10,340,268        399,061
                                                    -----------       -------
       Total net assets applicable to shares
         outstanding                               $56,115,004    $11,744,036
                                                    ==========     ==========
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Shares of capital stock outstanding: 3,241,980       $17.31         $10.80
       and 1,087,041, respectively (note 5)             ======         ======


   See accompanying notes to financial statements.

                                 KPM FUNDS, INC
                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1998


                                                     KPM            KPM
                                                    EQUITY      FIXED INCOME
INVESTMENT INCOME:                                PORTFOLIO      PORTFOLIO
                                                 -------------  ------------
    Dividends                                        $681,263     $     -
    Interest                                          277,996       685,689
                                                      --------      -------
         Total investment income                      959,259       685,689
                                                      --------      -------

EXPENSES (NOTE 3):
    Investment advisory fees                          408,062        60,788
    Administration fees                               127,519        25,328
    Distribution fees                                 127,496        25,329
    Amortization of organization costs                  4,381         1,062
    Other operating expenses                           59,163        22,218
                                                       -------       ------
    Total Expenses                                    726,621       134,725
                                                      --------      -------
    Less expenses reimbursed by investment
       adviser (note 3)                                   -         (8,538)
                                                        ----        -------
         Net expenses                                 726,621       126,187
                                                      --------      -------
         Net investment income                        232,638       559,502
                                                      --------      -------

REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS (NOTE 4):
    Net realized gain                               2,858,996        43,244
                                                   ----------        ------
    Net unrealized appreciation
         Beginning of period                        9,494,456       (99,636)
         End of period                             10,340,268       399,061
                                                   -----------      -------
           Net unrealized appreciation                845,812       299,425
           Net realized and unrealized              ----------      -------
             gain on investments                    3,704,808       342,669
NET INCREASE IN NET ASSETS RESULTING                ---------     ---------
   FROM OPERATIONS                                 $3,937,446    $  902,171
                                                   ===========   ==========


    See accompanying notes to financial statements.


                                   KPM FUNDS, INC.
                         STATEMENT OF CHANGES IN NET ASSETS
                         YEARS ENDED JUNE 30, 1998 AND 1997


                                     KPM EQUITY PORTFOLIO    KPM FIXED INCOME PORTFOLIO
                                    --------------------------------------------------
                                     YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR ENDED
                                    JUNE 30,1998 JUNE 30,1997   JUNE 30,1998 JUNE 30,1997
                                    --------------------------------------------------
OPERATIONS:
    Net investment income              $232,638     $117,374     $559,502    $487,422
    Net realized gain (loss)
      on investments                  2,858,996    4,702,062       43,244     (25,599)
    Unrealized appreciation             845,812    4,494,682      299,425     179,236
                                        --------   ----------     --------    -------
         Net increase in net assets
           resulting from operations  3,937,446    9,314,118      902,171     641,059
                                      ----------   ----------     --------    -------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income               230,975      125,160      559,794     494,093
    Net realized gain                 5,646,345    1,828,489           -          809
                                      ----------   ----------          --         ---
           Total Distributions        5,877,320    1,953,649      559,794     494,902
                                      ----------   ----------     --------    -------

CAPITAL SHARE TRANSACTIONS: (NOTE 5)
    Proceeds from sales              18,512,949    7,152,647    4,617,298   2,512,764
    Payment for redemptions          (7,265,078)  (5,551,204)  (2,562,121) (2,683,686)
    Reinvestment of net investment
      income and net realized
        gain distributions
      at net asset value              5,464,299    1,815,623      474,197     432,216
                                      ----------   ----------     --------    -------
         Total increase from capital
           share transactions        16,712,170    3,417,066    2,529,374     261,294
                                     -----------   ----------   ----------    -------
        Total increase in net assets 14,772,296   10,777,535    2,871,751     407,451

NET ASSETS:
    Beginning of period              41,342,708   30,565,173    8,872,285   8,464,834
                                     -----------  -----------   ----------  ---------
    End of period                   $56,115,004   $41,342,708 $11,744,036  $8,872,285
                                    ============  ======================== ==========


    See accompanying notes to financial statements.


                                 KPM FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
      YEARS ENDED JUNE 30, 1998, 1997 AND 1996 AND THE PERIOD FROM JULY 5,
               1994 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1995

                                                   KPM EQUITY PORTFOLIO
                                     ---------------------------------------------
                                                                           Period Ended
                                               1998        1997     1996      1995
                                               ----        ----     ----      ----
NET ASSET VALUE:
    Beginning of period                       $17.92      $14.53    $12.00    $10.00
                                              ------      ------    -------   ------
    Income from investment operations:
         Net investment income                  0.08        0.05      0.05      0.11
         Net realized and unrealized gain
           on investments                       1.31        4.25      2.83      2.06
                                                ----        ----      -----     ----
    Total income from investment operations     1.39        4.30      2.88      2.17
                                                ----        ----      ----      ----

    Less Distributions:
         Dividends from net investment income  (0.08)      (0.06)    (0.05)    (0.10)
         Dividends from capital gains          (1.92)      (0.85)    (0.30)    (0.07)
                                               ------      ------    ------    ------
         Total Distributions                   (2.00)      (0.91)    (0.35)    (0.17)
                                               ------      ------    ------    ------

         End of period                        $17.31      $17.92    $14.53    $12.00
                                              =======     =======   =======   ======

TOTAL RETURN:                                   8.88%      30.92%    24.19%    22.01%*
                                                -----      ------    ------    -----

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period          $56,115,004   41,342,708  30,565,173  15,360,742
    Ratio of expenses to average net assets     1.42%       1.45%     1.50%     1.50%*
    Ratio of net income to average net assets   0.45%       0.34%     0.40%     1.04%*
    Portfolio turnover rate                    32.25%      41.83%    34.05%    27.90%

Per share data has been calculated using weighted average shares outstanding during the period indicated.

* Annualized for those periods less than twelve months in duration.

See accompanying notes to financial statements.


                                 KPM FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
      YEARS ENDED JUNE 30, 1998, 1997 AND 1996 AND THE PERIOD FROM JULY 5,
               1994 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1995

                           KPM FIXED INCOME PORTFOLIO
                                     ------------------------------------------
                                                                       Period Ended
                                            1998         1997    1996     1995
                                            ----         ----    ----     ----
NET ASSET VALUE:
    Beginning of period                     $10.42      $10.23  $10.47     $10.00
                                            ------      ------  -------    ------
    Income from investment operations:
         Net investment income                0.59        0.61    0.63       0.57
         Net realized and unrealized
          gain/(loss) on investments          0.38        0.19   (0.23)      0.47
                                              ----        ----   ------      ----
    Total income from investment operations   0.97        0.80    0.40       1.04
                                              ----        ----    -----      ----

    Less Distributions:
         Dividends from net investment income(0.59)      (0.61)  (0.62)     (0.57)
         Dividends from capital gains         0.00        0.00   (0.02)      0.00
                                              -----       -----  ------      ----
         Total Distributions                 (0.59)      (0.61)  (0.64)     (0.57)
                                             ------      ------  ------     ------
         End of period                      $10.80      $10.42  $10.23     $10.47
                                            =======     ======= =======    ======

TOTAL RETURN:                                 9.39%       7.96%   3.63%      9.63%
                                              -----       -----   -----      -----

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period          $11,744,036   8,872,285  8,464,834  5,867,926
    Ratio of expenses to average net assets   1.25%       1.25%   1.25%      1.25%*
    Ratio of expenses to average net assets   1.33%       1.51%   1.29%      1.56%*
         before adviser reimbursements #
    Ratio of net income to average net assets 5.52%       5.82%   5.94%      5.59%*
    Portfolio turnover rate                  19.33%      26.14%  19.52%     40.34%

Per share data has been calculated using weighted average shares outstanding during the period indicated.

# KPM Investment  Management,  Inc.  reimbursed a poriton of the fund's expenses
 (note 3)

* Annualized for those periods less than twelve months in duration.

    See accompanying notes to financial statements.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998

1.   ORGANIZATION
     KPM Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 1998, the Fund had two portfolios in operation: the KPM Equity Portfolio and the KPM Fixed Income Portfolio.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

     USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS
     Investment securities are carried at market determined using the following valuation methods:

     o Securities traded on a national securities exchange are valued at the last reported sale price that day.

     o Securities traded on a national securities exchange for which there were no sales on that day or on the NASDAQ National Market System and securities traded on other over-the-counter markets for which market quotations are readily available are valued at closing bid prices.

     o Securities including bonds or other assets for which market prices are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

     All securities are valued in accordance with the above noted policies at the close of each business day.

     At June 30, 1998, the cost of investment securities is identical for financial reporting and income tax purposes.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SECURITY TRANSACTIONS
     Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of bond premium and discount is amortized daily using both the constant yield and the straight-line methods.

     Realized investment gains and losses are determined by specifically identifying the issue sold.

     OPTIONS TRANSACTIONS
     The KPM Equity Portfolio is authorized to purchase exchange traded put options or call options.

     At June 30, 1998, the KPM Equity Portfolio had no exchange traded option contracts outstanding nor were any purchased during the year then ended.

     FEDERAL INCOME TAXES
     It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute virtually all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by Federal law. Consequently, no liability for Federal income taxes is required. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized loss carry forwards have been offset or expired. The losses will expire in 8 years. Each Portfolio prepares its tax return on an accrual basis. For the purpose of Code Section 852(b)(3)(C), KPM Equity Portfolio hereby designates $4,230,890 as long-term gain distributions paid during the taxable year.

     DISTRIBUTION TO SHAREHOLDERS
     Dividends to shareholders are recorded on the ex-dividend date. The dividends declared become payable immediately.

     CASH EQUIVALENTS
     Cash equivalents consist of money market funds which declare dividends daily. As of June 30, 1998, the average yield on these funds was approximately 5.00%.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     ORGANIZATIONAL COSTS
     Costs associated with the formation of the Fund, consisting primarily of accounting and legal fees, have been capitalized and are being amortized using the straight-line basis over five years. If any or all of the shares representing initial capital of the Fund is redeemed by any holder prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding.

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS
     The Fund and each of its Portfolios have retained KPM Investment Management, Inc. (the "Adviser"), a wholly-owned subsidiary of KFS
     Corporation, which is a wholly-owned subsidiary of Mutual of Omaha Insurance Company, as its exclusive investment adviser. In addition, the Fund has an agreement with Kirkpatrick, Pettis, Smith, Polian Inc. ("KPSP"), a wholly-owned subsidiary of KFS Corporation, to act as principal underwriter and distributor for the Portfolio's shares, and an administration agreement with Lancaster Administrative Services, Inc. (the "Administrator") to provide administrative and transfer agent services. Under the terms of the investment advisory agreement, the Adviser receives a management fee equal to .80% and .60% per annum of the daily average net asset value, respectively, of the KPM Equity Portfolio and the KPM Fixed Income Portfolio.

     The Adviser has voluntarily agreed to reimburse the Portfolios to the extent of the advisory fee paid, if in any year the annual operating expenses of the Portfolio exceeds 1.50% for the KPM Equity Portfolio and 1.25% for the KPM Fixed Income Portfolio.

     Under the terms of the administration agreement, certain services will be provided including the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records of the Fund, for which the Administrator will be paid a fee of .25% per annum of each of the Portfolio's daily average net asset value.

     Pursuant to the distribution agreement and Rule 12b-1 Plan, KPSP is paid a fee of .25% per annum of each Portfolio's daily average net asset value.

     Under the terms of the advisory, administrative and distribution agreements outlined above, the Portfolios collectively incurred $468,850, $152,847 and $152,979, respectively for such services. Of the amount paid to the Adviser, $8,538 was reimbursed to the KPM Fixed Income Portfolio for expenses.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

     At June 30, 1998, the following accrued investment advisory, administrative and distribution fees were payable to the Adviser and Administrator.

                             Payable to  Payable to  Payable to
                               Adviser  Administrator Distributor     Total
      KPM Equity
         Portfolio           $36,738      $11,481      $11,481     $59,699
      KPM Fixed
         Income Portfolio      5,750        2,396        2,396      10,542

     The Portfolios also used KPSP to affect security trades on their behalf. The investment adviser evaluates the pricing and ability to execute the transaction in selecting brokers to affect trades. KPSP was paid commissions in the amount of $11,980 for its brokerage services during the year ended June 30, 1998.

4.   SECURITIES TRANSACTIONS
     Purchases of  securities  and proceeds  from sales were as follows for each
     Portfolio:

                                           Purchases of         Proceeds
                                            Securities         from Sales
           KPM Equity Portfolio             $35,818,814      $22,023,079
           KPM Fixed Income Portfolio        4,863,018         1,863,699

     At June 30, 1998, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:

                                                   Aggregate Gross
                                                     Unrealized
                                           Appreciation       Depreciation
           KPM Equity Portfolio             $12,017,476         $1,677,208
           KPM Fixed Income Portfolio           403,047              3,986

5.   CAPITAL SHARE TRANSACTIONS
     The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.00001. Fifty million of these shares have been authorized by the Board of Directors to be issued in each series. The Board of Directors is empowered to issue other series of the Fund's shares without shareholders approval. Each share of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that series relates and will have no interest in the net assets of any other Portfolio.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

5.   CAPITAL SHARE TRANSACTIONS (CONTINUED)

     Transactions in the capital stock of each portfolio for the year ended June 30, 1998 were as follows:

                                                               KPM Fixed
                                          KPM Equity            Income
                                           Portfolio           Portfolio
        Transactions in shares:
           Shares sold                  1,017,370.121         430,106.958
           Shares redeemed               (407,792.256)       (238,959.754)
           Reinvested dividends           324,718.374          44,337.232
                                          -----------          ----------
           Net increase                   934,296.239         235,484.436
                                          ===========         ===========

     At June 30, 1998, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held 100,946 shares of the KPM Equity Portfolio representing $1,747,377.

6.   DIRECTORS' FEES AND EXPENSES
     The Fund pays directors who are not deemed "interested persons" a fee of $200 per Board meeting plus an annual retainer of $1,000. During the period ended June 30, 1998, the Fund paid directors' fees and reimbursed expenses of $6,516 and $1,312 for the KPM Equity and Fixed Income Portfolios, respectively.